Exhibit 99.1

WCA Waste Corporation Announces Consent Solicitation for 7 1/2% Senior Notes Due 2019

HOUSTON and NEW YORK, Jan. 27, 2011 - WCA Waste Corporation (the “Company”), today announced that it is soliciting consents from the holders of its 7 1/2% Senior Notes Due 2019 (the “Notes”) (CUSIP: 92926 KAC7 and ISIN: USU94234AB43). The Company is seeking consents (the “Consent Solicitation”) to proposed amendments to the indenture, dated as of June 7, 2011 (the “Indenture”), which governs the Notes and the related registration rights agreement, dated as of June 7, 2011 (the “Registration Rights Agreement”).

The Company has established January 26, 2012 as the record date for the Consent Solicitation.

The terms and conditions of the consent solicitation are described in the Notice of Consent Solicitation dated January 27, 2012 (the “Notice of Consent Solicitation”). The purpose of the Consent Solicitation is to amend the Indenture so that the Acquisition (as described below) does not constitute a “Change of Control” under the Indenture and to modify the reporting obligations of the Company following the Acquisition to provide substantially the same information as otherwise required of a public company, without the need to file such information with the U.S. Securities and Exchange Commission, and to amend the Registration Rights Agreement to eliminate all obligations of the Company under such agreement, including the obligation to file a registration statement with respect to the Notes. The Company is undertaking the Consent Solicitation in connection with the Agreement and Plan of Merger, dated as of December 21, 2011, by and among Cod Intermediate, LLC, a Delaware limited liability company, indirectly owned by Macquarie Infrastructure Partners II U.S., L.P., a Delaware limited partnership (“MIP II US”) and Macquarie Infrastructure Partners II International, L.P., a Delaware limited partnership (“MIP II International” and, together with MIP II US, the “Investor Group”), Cod Merger Company, Inc., a Delaware corporation and a wholly-owned subsidiary of Cod Intermediate, LLC and the Company, as amended from time to time (the “Merger Agreement”), pursuant to which Cod Merger Company, Inc. will be merged with and into the Company, with the result that the Company will become an affiliate of the Investor Group (such transaction, the “Acquisition”). The Merger Agreement has been approved by the Board of Directors of the Company. It is currently anticipated that the Acquisition will be completed in the first quarter of 2012. Adoption of the proposed amendments is not a condition to the consummation of the Acquisition or to the financing of the Acquisition. For more information regarding the proposed amendments to the Indenture and the Registration Rights Agreement, please refer to the Notice of Consent Solicitation.

In the event that certain conditions of the Consent Solicitation, including the receipt of the requisite consents of not less than a majority of the aggregate principal amount of the Notes and the consummation of the Acquisition, are waived or satisfied, the Company will pay to the holders of record of outstanding Notes as of 5:00 p.m., New York City Time, on January 26, 2012, who delivered valid and unrevoked Consents prior to the Expiration Time (as defined below) a cash payment of $20 per $1,000 principal amount of Notes for which consents have been timely delivered by such holder (the “Consent Fee”). Such holders may consent to the proposed amendments to the Indenture and the Registration Rights Agreement notwithstanding that they no longer own Notes as of the date of delivery of their consents. The Consent Solicitation is scheduled to expire at 5:00 p.m., New York City Time, on February 6, 2012 (the “Expiration Time”). The Company will pay the Consent Fee promptly following such time as all the conditions including, without limitation, the consummation of the Acquisition, have been waived or satisfied, including the provisions of the supplemental indenture and the registration rights agreement amendment having become operative and the consummation of the Acquisition. Holders of Notes for which no consent is delivered will not receive a Consent Fee, even though the proposed amendments to the Indenture and the

Registration Rights Agreement, if approved, will bind all holders of Notes and their transferees. Consents delivered by any holder may be revoked at any time prior to the earlier of the date on which the supplemental indenture reflecting the proposed amendments to the Indenture and the amendment to the Registration Rights Agreement are executed (the “Effective Time”) or the Expiration Time. The Company intends to execute the supplemental indenture and the amendment to the Registration Rights Agreement promptly following the receipt of the requisite consents of not less than a majority in aggregate principal amount of the Notes

The Company has engaged Credit Suisse Securities (USA) LLC as its exclusive solicitation agent (the “Solicitation Agent”) in connection with the Consent Solicitation. Questions and requests for assistance regarding this solicitation should be directed to Credit Suisse Securities (USA) LLC at (212) 538-2147 or (800) 820-1653 (toll free). Requests for documents may be directed to Global Bondholder Services Corporation, which is acting as the information agent (the “Information Agent”) for the Consent Solicitation, at (866) 470-3700 (toll free) or (212) 430-3774 (banks and brokers).

None of the representatives or employees of the Company or any of its subsidiaries, the Investor Group or any of its affiliates, the Solicitation Agent, the Information Agent or BOKF, NA dba Bank of Texas, as trustee under the Indenture, make any recommendations as to whether or not holders of the Notes should issue their consents pursuant to the Consent Solicitation, and no one has been authorized by any of them to make such recommendations.

This press release does not constitute a solicitation of consents of holders of the Notes and shall not be deemed a solicitation of consents with respect to any other securities of the Company. The Consent Solicitation will be made solely by the Notice of Consent Solicitation and the accompanying consent form. Execution of the proposed amendments to the Indenture and the Registration Rights Agreement are subject to a number of conditions. No assurance can be given that any such amendments can or will be completed on terms that are acceptable to the Company, or at all.

About the Company

WCA Waste Corporation is an integrated company engaged in the collection, transportation, processing and disposal of non-hazardous solid waste. The Company’s operations currently consist of 25 landfills, 29 transfer stations/material recovery facilities and 29 collection operations located throughout Alabama, Arkansas, Colorado, Florida, Kansas, Massachusetts, Missouri, New Mexico, North Carolina, Ohio, Oklahoma, South Carolina, Tennessee and Texas. The Company’s common stock is traded on the NASDAQ Stock Market under the symbol “WCAA.”

This press release and other communications, such as conference calls, presentations, statements in public filings, other press releases, include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Forward-looking statements generally include discussions and descriptions other than historical information. These forward-looking statements can generally be identified as such because the context of the statement will include words such as “trend,” “may,” “annualized,” “should,” “outlook,” “project,” “intend,” “seek,” “plan,” “believe,” “anticipate,” “expect,” “estimate,” “potential,” “continue,” “goal,” or “opportunity,” the negatives of these words, or similar words or expressions. The forward-looking statements made herein are only made as of the date of this press release and we undertake no obligation to publicly update such forward looking statements to reflect subsequent events or circumstances. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, such as the possibility that the proposed transaction does not close, including, but not limited to, due to a failure to satisfy the closing conditions, the failure of the stockholders of the Company to approve the proposed transaction, the possibility that the Company will not obtain necessary regulatory approvals to consummate the proposed transaction and other risk factors detailed in the reports filed with the Securities and Exchange Commission (the “SEC”) by the Company.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The Company has filed with the SEC a preliminary proxy statement and intends to file a definitive proxy statement and other relevant materials in connection with the merger described in the press release referenced above. The definitive proxy statement will be sent or given to the stockholders of the Company. Before making any voting or investment decision with respect to the merger, stockholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the merger. The proxy statement and other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or at the Company’s website at www.wcaa.com.

The Company and each of its executive officers, directors and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in favor of the proposed transaction. A list of the names of the Company’s executive officers and directors and a description of their respective interests in the Company are set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2010 and the definitive proxy statement and other relevant materials filed with the SEC in connection with the merger when they become available. Certain executive officers and directors of the Company have interests in the proposed transaction that may differ from the interests of stockholders generally, including benefits conferred under retention, severance and change in control arrangements and continuation of director and officer insurance and indemnification. These interests and any additional benefits in connection with the proposed transaction will be described in the definitive proxy statement relating to the merger when it becomes available.

Media and Investor Relations Contact:

Tom J. Fatjo, III

Senior Vice President — Finance

Phone: (713) 292-2400

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